konatel

OTC: **KTEL**

July 2019

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this presentation. This presentation should be considered in light of the disclosures contained in the filings of KonaTel and its “forward-looking statements” in such filings that are contained in the EDGAR Archives of the SEC at www.sec.gov.

KonaTel – Our Vision

Mobile Voice

- Multiple National Networks
- Wholesale & White Label
- Web & API Management
- Custom & Bundled Plans
- B2B and Consumer

Lifeline

- Traditional Lifeline
- Enhanced Lifeline+™
- Add-On Services
- State & Federal License

Cloud Services PaaS & CPaaS

- VoIP/SIP Service
- SD-WAN
- Information APIs
- Voice/SMS/MMS APIs
- Web & API Management

Mobile Data (IOT)

- Web & API Management
- Multiple National Networks
- Custom & Bundled Plans
- Cross Carrier Pooling

Investor Highlights

KonaTel, Inc. provides mobile voice/data services, hosted communications services, and government subsidized (Lifeline) cellular service

- Diversified business, two operating segments, annual aggregate run-rate revenues of ~$11 million
- Significant gross margin improvement from Q1-2018 to Q1-2019 (~22% to ~45%) elimination of low margin services

Apeiron (CPaaS and Mobile)

- Communications Platform as a Service (CPaaS) applications with addressable market opportunity of $10 billion
- Rapidly growing market with IDC projecting CAGR of 39% from 2017 to 2022
- Software-Defined communications platform enables scale and rapid development of new products and features. Core software infrastructure developed and owned by Apeiron.
- Tracking to about $5 million in annual revenues and growing over 20% annually

Infiniti Mobile (Lifeline)

- Holds one of 12 active FCC approved wireless compliance plans (license) for the Lifeline market
- Currently authorized in 8 states with pending applications in 2 additional states
- Tracking to about $5 million in annual revenues
- Defensive sector, less susceptible to economic downturns
- Lifeline fully funded though telecom fees, independent of the Federal general tax fund

Investor Highlights

Growth

- CPaaS industry growing at greater than 30%
- Unsaturated Lifeline business poised for continued growth

Profitability

- CPaaS and Mobile business enjoys healthy margins, exceeding 35%
- Revenue expansion initiatives in Lifeline business underway

Sustainability

- Proprietary CPaaS software differentiates KonaTel
- Infiniti Mobile holds one of 12 FCC approved licenses for the Lifeline market
- Defensive sector not impacted by an economic downturn

Acquisitive

- Fragmented market (especially in CPaaS) ripe for strategic M&A
- Clean capital structure enables a potential for multiple expansion to meet comps that should enable acquisitions with common stock



konatel
apeiron
INFINITI MOBILE

Market Overview

Multi-billion dollar markets

Market Size	Growth Drivers
Mobile Market Expected to reach $95 billion by 2025 with a CAGR of 7.6%	• Increasing number of mobile users • Growing demand for data services (IOT - Internet of Things) as a result of increasing demand to access mobile applications, social media, multimedia services, etc.
CPaaS Market Market opportunity of $10 billion with a CAGR of 39%	• Increasing usage of communication such as voice, video, SMS, live chat and instant messaging in apps without having to modify backend infrastructure
Lifeline Market Currently 39 million eligible households with less than 10 million served	• Increasing awareness among qualifying households • FCC limits participation (licenses), creating a defensible moat

Apeiron Dynamic & Defensible Model

apeiron

Aperion created a flexible **software-defined** telecommunications and Internet Protocol (IP) service delivery platform

Wholly-owned CPaaS software technology developed by **internal resources**

The Apeiron infrastructure:

- A carrier-grade, facilities-based network developed over 5 years that serves 100 million minutes and processes ~1 billion transactions per month
- Apeiron holds an FCC ITSP license and multiple Autonomous System Numbers (ASNs) enabling direct allocations of local numbers and IP address resources
- Capability to deliver private voice and IP service to any U.S. address as well as full Over the Top (OTT) support including mobile 4G and 5G endpoints.
- Multi-region private cloud with full OSS integration supporting auto-scale capabilities that can handle any workload or growth rate.



Apeiron Revenues
$138K
$1.0M
$1.6M
$2.2M
$2.7M
2014
2015
2016
2017
2018

Apeiron Diverse Product Suite

apeiron

Voice & Messaging
- Global SIP & WebRTC voice origination & termination services
- SMS & MMS with messaging feature suite
- Feature Server & Programmable Voice API with Visual Development Tools (Workflow)

Platform as a Service (PaaS)
- Smartphone Apps for mobile access
- Bot Framework for collaboration platforms including Slack, WebEx & MS Teams
- Hosted Voice Platforms on Apeiron Cloud

Mobility
- B2B Mobile Voice & Data
- IoT application & gateway services
- Public & Private IP network services via 4G/LTE with a 5G strategy

Network Services
- Domestic SD-WAN, MPLS, & Internet access Footprint
- LTE Network Services with API controls
- Mobile Network Communications strategy using data channel

CPaaS Overview

apeiron

CPaaS is the "cloud computing" of Telecom

Large and rapidly growing market

- IDC - May 2016 - worldwide voice and text messaging communications platform-as-a-service market to grow from $867 million in 2016 to $8.2 billion in 2021
- Juniper Research - February 2018 - Enterprise CPaaS spend set to quadruple to $6.7 billion by 2022 estimates

Competition & Similar Companies (IDC Worldwide Cloud Communications Platforms 2016):

- Twilio
- Nexmo
- Plivo
- Kandy
- Sinch
- Callfire
- Telesign
- Bandwidth
- ThinQ

CPaaS Market Example

Developer and Software Applications

Customer need: Click to Call from customer's website or app

Apeiron Solution: Smartphone Apps, Software Systems, CRMs using Apeiron APIs to enhance **customer engagement and experience** through communications.

- Two-factor authentication (e.g., pin code to confirm password reset)
- Order confirmation & status messaging
- Customer service follow-up/survey
- Communication function integral to a service (e.g., Uber's driver & rider communications)

Range of revenue per year from $12 - $500,000+

- Services available **on demand** and executed using Application Programming Interfaces (APIs) with a per transaction (i.e., "pay only for what you use") model.

Developer and Software Applications - Gross Margin Profile 45-65%


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CPaaS Market Example

Call Centers

1) High volume voice origination and termination to call center agents
2) Marketing messaging or inbound customer service messaging
3) Data and information dip services to support calling functions
4) Broadcast services – Voice, SMS, FAX

Range of revenue per year from $25,000 - $1,000,000+

- Services consumed in high volumes



Call Centers - Gross Margin Profile 45-55%

CPaaS Market Example

apeiron

Enterprise & SMB Customers

1) Inbound queue, IVR, E-Fax, voicemail and other voice & SMS features
2) Natural Language (NLP) & Machine Learning (ML) tools for use of Apeiron services via collaboration platforms (e.g., Slack, Webex, MS Teams)
3) SIP Trunks for voice origination & termination
4) Mobile phone (cellular) & tablet service
5) Internet access and other IP Network services



Range of revenue per year from $600 - $120,000

- Services consumed in lower volumes with eligible customers in the millions

Enterprise & SMB Customers - Gross Margin Profile 50-60%

CPaaS Valuations

Transactional Comparatives (valuations between 2.3 to 19 times revenue):

- Twilio – IPO in 2016 - current market cap about $18.7 billion on about $650 million in annual revenue
- Nexmo – acquired by Vonage in 2016 for $230 million on about $32 million in annual revenue
- Telesign – acquired by BICs in 2017 for $230 million on about $100 million in annual revenue
- Wavecell – acquired by 8x8 in 2019 for $125 million on about $30 million in annual revenue

KonaTel currently valued at 0.7 times revenue (as of June 4, 2019)

Valuation Reference Articles

- https://techcrunch.com/2017/09/29/building-a-series-a-saas-valuation-estimator-2017-edition
- https://techcrunch.com/2016/10/07/determining-the-worth-of-your-saas-company
- https://medium.com/@alexfclayton/how-much-is-your-saas-company-worth-82451bc44433


Price to Sales Multiple
19.3x
7.2x
4.0x
2.3x
0.7x
Twilio
Nexmo
Wavecell
Telesign
KonaTel

Lifeline Overview

Established in 1985 under the Reagan Administration, Lifeline provides subsidized phone service to millions of qualifying low-income households.

- Lifeline is part of the FCC's Universal Service Fund
- Fully funded by fees collected on U.S. phone bills, not funded through the general fund (i.e., taxes)
- Funds remitted by telecom carriers directly to the FCC's designated administrator (USAC) for disbursement
- No new FCC wireless Compliance Plan (license) approvals since 2012
- One of only 12 active FCC approved wireless compliance plan holders, creating a durable barrier to entry
- Generates significant and predictable free cash flow
- A revenue stream (hedge) less resistant to economic downturns


INFINITI
MOBILE

Lifeline Revenue & Direct Cost



California

- FCC pays a monthly subsidy of $9.25 per line
- California pays an additional monthly subsidy of $14.85 per line
- California pays a one-time activation subsidy averaging $21 per line
- Monthly network cost is ~$4 per line

Oklahoma (Tribal Areas)

- FCC pays a monthly subsidy of $9.25 per line
- For recipients living on tribal lands, the FCC pays an additional monthly subsidy of $25 per line
- Monthly network cost is ~$7 per line



Lifeline Customer Acquisition Cost & Break Even

Customer Economics – Oklahoma & California

	OK	CA
Customer Acquisition Cost -	$72	$72
Monthly Revenue per Line -	$34	$20*
One-Time CA (linkup) Revenue/Line -	N/A	$18*
Monthly Network Cost/Line -	$7	$4
Gross Profit/Line-	$27	$16
Gross Breakeven (in months) -	2.7	3.3


Customer Acquisition Costs
$2
$30
$72
$40
Handset
Commission
Shipping/Handling

* KonaTel currently operates as a virtual Lifeline carrier in California, receiving 85% of the Lifeline revenue

Lifeline Expansion

- Co-Payments – Lifeline+ trademark
- Current States – GA, KY, MD, NV, OK, SC, VT, WI
- State Expansion – California Priority, Other States to Follow
- Revenue Generating Smartphone Apps
- Low-Income Credit Cards
- SMS Marketing
- Market Access to Lifeline Customer Base
- Synergistic with Apeiron



KonaTel Financial Highlights

Apeiron Segment (CPaaS and Mobile)

- Annualized revenue of about $5 million
- Growth of >20%
- Positive cash flow
- Service mode conducive to high margins

Infiniti Mobile Segment (Lifeline)

- Annualized revenue of about $5 million
- Generate cash flow to support Apeiron segment
- Positive cash flow

KonaTel, Inc.

Consolidated Statements of Operation (Unaudited) - In USD($000)

	Three Months Ended Mar. 31, 2019	Three Months Ended Mar. 31, 2018
Revenue	$ 2,640.3	$ 2,393.4
Cost of Revenue	1,503.5	1,934.7
Gross Profit	1,136.8	458.7
Total Operating Expense	939.0	808.6
Operating Income (Loss)	197.8	(349.9)
Total Other Income and (Expenses)	(495.6)	(178.1)
Net Loss	$ (297.8)	$ (528.0)
Net Loss Per Share	$ (0.01)	$ (0.02)
Weighted Average Basic Shares	33,631.8	28,406.2

konatel

Summary Balance Sheets

Minimal financial leverage

Debt to Capital Current Ratio: 0.7:1

KonaTel, Inc. Consolidated Balance Sheet (Unaudited) - In USD($000)	Mar. 31, 2019	Dec. 31 2018
Current Assets		
Cash and Cash Equivalents	$ 219.7	$ 56.5
Accounts Receivable, net	895.3	1,035.3
Note Receivable	41.7	66.7
Other Current Assets	5.8	8.4
Total Current Assets	1,162.5	1,166.9
Fixed Assets		
Property and Equipment, Net	126.1	132.0
Right to Use Assets, Net	94.9	-
Total Fixed Assets	221.0	132.0
Total Other Assets	3,181.9	3,109.5
Total Assets	$ 4,565.4	$ 4,408.4
Current Liabilities		
Accounts Payable and Accrued Expenses	$ 1,244.4	$ 1,265.1
Amount Due to Stockholder	263.6	91.2
Customer Deposits	81.2	103.4
Other Current Liabilities	270.1	207.8
Total Current Liabilities	1,859.3	1,667.4
Total Long Term Liabilities	33.8	10.7
Total Liabilities	1,893.1	1,678.1
Stockholders' Equity (Deficit)		
Common Stock	40.7	40.7
Additional Paid-in Capital	7,281.5	7,041.7
Accumulated Deficit	(4,649.9)	(4,352.1)
Total Stockholders' Equity (Deficit)	2,672.4	2,730.3
Total Liabilities and Stockholdes' Equity (Deficit)	$ 4,565.4	$ 4,408.4

konatel

Capital Structure

Total shares outstanding as of 5/21/19	40.7 million
Shares held by insiders	27.8 million
Float	12.9 million
Options exercisable & vested at 3/31/19	2.4 million

- 4,650,000 outstanding with avg price of $0.20
- 2,899,000 exercisable and vested with avg price of $0.22

Management



Sean McEwen, Chairman/CEO konatel

- Founded KonaTel in 2014
- 36 years general business and software development experience with telecommunication roots
- From 2010 to 2013 consulted with various telecommunications carriers in the U.S., Peru, Croatia and China markets
- In 1983, Co-founded Online Data Corp (subsequently TriTech Software Systems), developed modern day 9-1-1 system



Josh Ploude, CEO apeiron

- Founded Apeiron in 2014. 2019 annual revenues growing to $6 million. Merged with KonaTel in 2019.
- 18 years telecommunications / software experience. CTO for TNCI, a national CLEC and IP Network Services provider (~$100M annual), and PCS1/DataVo a regional CLEC & IP Network Services provider (~$35M annual).
- Founded Ethos Communications in 2006, providing next-gen network, OSS/BSS, software & business development services to CLECs, ISPs, ITSPs and other communications service providers.



Chuck Schneider, CEO INFINITI MOBILE

- Founded CS Agency in 2014, a national telecommunications consulting and sales distribution company specializing in prepaid cellular and Lifeline mobile services. Merged with KonaTel in 2016.
- Over 30 years of telecommunications operation and sales management experience at Fortune 500, mid-size and start-up telecom companies, including Allnet/Frontier Communications, BullsEye Telecom, CMC Telecom and dPi Teleconnect

Investor Highlights

Growth

- CPaaS industry growing at greater than 30%
- Unsaturated Lifeline business poised for continued growth

Profitability

- CPaaS and Mobile business enjoys healthy margins, exceeding 35%
- Margin expansion initiatives in Lifeline business underway

Sustainability

- Proprietary CPaaS software differentiates KonaTel
- Infiniti Mobile holds one of 12 FCC approved licenses for the Lifeline market
- Defensive sector not impacted by an economic downturn

Acquisitive

- Fragmented market (especially in CPaaS) ripe for strategic M&A
- Clean capital structure enables a potential for multiple expansion to meet comps that should enable acquisitions with common stock

Thank you

KonaTel
13601 Preston Road
Suite E816
Dallas, TX 75240